                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): JULY 23, 2007
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                         FIRSTPLUS FINANCIAL GROUP, INC.
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               (Exact Name of Registrant as specified in Charter)

          Nevada                        0-27750                  75-2561085
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(State or Other Jurisdiction          (Commission               (IRS Employer
     of Incorporation)                File Number)           Identification No.)

 5100 North O'Connor Blvd., 6th Floor, Irving, Texas             75039
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       (Address of Principal Executive Offices)               (Zip Code)

       Registrant's telephone number, including area code: (214) 496-1266
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         (Former Name or Former Address, if Changed Since Last Report.)

      Check the  appropriate  box below if the Form 8-K  filing is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_|   Written  communications  pursuant to Rule 425 under the  Securities Act
         (17 CFR 230.425)

   |_|   Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

   |_|   Pre-commencement  communications  pursuant to Rule  14d-2(b)  under the
         Exchange Act (17 CFR 240.14d-2(b))

   |_|   Pre-commencement  communications  pursuant to Rule  13e-4(c)  under the
         Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On  July  23,  2007,   Rutgers  Investment  Group,  Inc.,  a  wholly-owned
subsidiary of the  Registrant  ("Rutgers"),  entered into a definitive  purchase agreement  with  Rutgers  Investment  Group,  LLC (the  "Seller"),  and  Learned
Associates of North America,  LLC, Seven Hills  Management,  LLC ("Seven Hills")
and Peter S. Fox, the members of the Seller,  to purchase  substantially  all of
Seller's  assets related to its commercial and consumer  lending  business.  The transaction  was consummated  simultaneously.  The purchase price consisted of a cash payment of $1,825,000 and 500,000 shares of common stock of the Registrant, the closing price of which on Friday, July 20, 2007 was $0.18 per share. Rutgers also agreed to assume certain specified liabilities of the Seller.

      The  assets  purchased  were  the  subject  of a  limited  scope  business evaluation report,  which confirmed the valuation of such assets.  Based in part upon  such  report,  the  Registrant  concluded  that the  value  of the  assets purchased exceeded the purchase price therefor.

      Rutgers  has  retained  an   independent   consultant  to  facilitate  its
applications  in 14 states for licensure as a mortgage  banker.  It  anticipates that it will provide  first and second  mortgage  loans,  construction  and hard money  loans,  international  letters of credit  and  equity  and credit  lines.
Pending the  completion  of licensure in a state in which  application  has been made, Rutgers will act as a broker for licensed lenders.

      The Board of Directors of Rutgers consists of John Maxwell,  David Roberts and Kimberley Grasty. Jack Roubinek has been elected Chief Executive Officer and
David  Roberts has been  elected  President  of Rutgers.  Peter Fox, a member of senior management of the Seller,  will continue to be employed by Rutgers,  as a
Vice President.

      Rutgers  will  operate  from  offices   located  at  5100  North  O'Connor
Boulevard,  Irving,  Texas 75039;  121 North Wayne Avenue,  Wayne,  Pennsylvania
79087; and 42 Richmond Terrace, Staten Island, New York 10301.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)   Exhibits

      Exhibit No.       Exhibits
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      10.1              Asset Purchase  Agreement  dated July 23, 2007, by and
                        among   Rutgers   Investment   Group,   LLC,   Learned
                        Associates  of  North   America,   LLC,   Seven  Hills
                        Management,  LLC, Peter S. Fox and Rutgers  Investment
                        Group, Inc.

      99.1              Press Release of FIRSTPLUS  Financial Group,  Inc. dated
                        July 23, 2007.

                                    SIGNATURE
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      Pursuant to the  requirements of the Securities  Exchange Act of 1934, the
Company  has duly  caused  this  Current  Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

July 23, 2007

                                FIRSTPLUS FINANCIAL GROUP, INC.

                                By: /s/ John Maxwell
                                    -------------------------------------
                                    Name: John Maxwell
                                    Title: President and Chief Executive Officer